S1 Investor Presentation



Johann Dreyer
Chief Executive Officer

May 9, 2007

S1 Enterprise

Postilion

FSB SOLUTIONS

Forward Looking Statements



- The statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks. Actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

  These risks and uncertainties include, but are in no way limited to:
  - The possibility that the anticipated benefits from our acquisition transactions will not be fully realized;
  - The possibility that costs or difficulties related to our integration of acquisitions will be greater than expected;
  - Our dependence on the timely development, introduction and customer acceptance of new Internet services;
  - Rapidly changing technology and shifting demand requirements and Internet usage patterns;
  - Other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the Internet and other high-technology industries and the ability to attract and retain key personnel; and
  - Other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 2006, and subsequent filings.
- Except as required by law, S1 will not update forward-looking statements over the course of future periods.
- For questions related to this information, contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com.

Company Overview

- Provide unique solutions for financial institutions, retailers, and processors
- More than 3,000 customers use our software solutions around the world
- Deliver customer interaction software for financial and payment services
- Applications address virtually every market segment and delivery channel
- 1,400 employees in North America, Europe & Middle East, Africa, and Asia-Pac

Global presence


Europe & Middle East -
120 Employees
North America –
460 Employees
India –
460 Employees
South Africa -
120 Employees
Asia-Pacific -
20 Employees

Company History



1996	SECURITY FIRST NETWORK BANK	Launched world's first Internet bank
1998	S1	Sold bank to focus on technology
1999	FICS	Acquired corporate cash management functionality and global presence
2000	QUP	Extended presence in community and regional Internet banking space
2001	SDI	Acquired branch and call center domain expertise and customer base
2002	REGENCY SYSTEMS POINT	Acquired voice banking functionality and customer base Acquired for Enterprise platform and CRM technology
2004	MOSAIC SOFTWARE X/Net Associates, Inc.	Added ATM and payments capabilities and increased global presence Acquired lending solution

We are now three distinct brands

1998	S1
1999	FICS
2000	Q UP
2001	SDI
2002	Regency Systems; POINT
2004	Mosaic Software; X/Net Associates, Inc.

S1 Enterprise

Postilion

FSB Solutions

We are now three distinct brands



S1 Enterprise

Postilion

FSB SOLUTIONS



- Seven products
  - Online Solutions:
    - Personal Banking
    - Business Banking
    - Corporate Banking
    - Trade Finance
    - Insurance
  - Branch and Call Center Solutions
    - Teller
    - Sales & Service / Call Center

s1 Enterprise



- Targets Large Financial Institutions
  - Typically more than $10 Billion in assets
- Worldwide
- Organized in four units:
  - Americas
  - International
  - Insurance
  - Products

s1 Enterprise



Solutions | Market | **Model** | Advantage | Customers

- Products licensed on a perpetual basis
  - Annual maintenance 21 - 24% of license
  - Some historical subscription or term licenses
- Pricing based on end-users or seats
- Implementation services typically 50% to 200% of license
- Implementations typically take 6 to 12 months
- Hosting or on-premise model
- Sales cycle from 6 to 18 months
- Direct sales force

S1 Enterprise



- Integrated application on a single architecture and database
- Initially approach customers with a single solution
  - Example: Business Banking
- Then cross-sell applications based on customers' demands
  - Example: Personal Banking

S1 Enterprise



- Bank of Tokyo Mitsubishi
- Bank of America
- SunTrust
- State Farm
- Alliance & Leicester
- Marshall & Ilsley
- Comerica
- Zions Bank
- Principal Financial
- TCF
- M&T
- Trustmark
- Fifth Third
- Scotia

Not a complete list but a representative sample

Postilion



Solutions | Market | Model | Advantage | Customers

- Self-service banking in U.S.
  - Regency and Q-Up acquisitions & Mosaic ATM
- ATM/Payments/Card management world-wide
  - Postilion platform from Mosaic Acquisition
- Merging platforms

Postilion

Solutions | **Market** | Model | Advantage | Customers

- Targets community & regional banks in the U.S.
  - Typically less than $10 Billion in assets
- Global approach to the payments market
  - Banks, retailers, processors and telcos
- Organized in three units:
  - Americas
  - International
  - Products

Postilion



Solutions | Market | **Model** | Advantage | Customers

- Self-service banking solutions in U.S. sold on a subscription basis
  - Approximately half these customers are hosted
  - Pricing based on volume
  - Data center includes on-line bill pay
  - Implementations typically 3 to 6 months
  - Sales cycle from 3 to 6 months
- Payment solution licensed on a perpetual basis
  - Annual maintenance typically 18% to 21%
  - Pricing based on transaction volumes
  - Sales cycle from 6 to 12 months
- Direct sales, some indirect channels internationally

Postilion



Solutions | Market | Model | **Advantage** | Customers

- Merging legacy internet and voice banking onto Postilion (Mosaic) platform
- Robust, open, scalable platform
- Will increase cross-sale opportunities
- One dashboard for banks to manage three self-service channels
- One code base reduces development and maintenance costs
- Voice banking introduced in 1Q07
- Personal and Business Internet Banking scheduled for 2H07

Postilion

Solutions | Market | Model | Advantage | **Customers**

- Banks and Credit Unions
- Retailers
- Telecom Operators
- Processors/ISOs

Columbus Data Services
Cardtronics
American Express
Threshold Electronics
Calypso Canada
ATM Solutions
Paypoint
Retail Decisions
Certegy
Experian
Ikano
EDS Brazil
eService
DNL
Interswitch

Not a complete list but a representative sample



- Branch and Call Center Solutions
  - Teller
  - Sales & Service / Call Center
- Lending solutions

FSB SOLUTIONS

Solutions | **Market** | Model | Advantage | Customers

- Targets Financial Institutions
  - Typically less than $10 Billion in assets
- USA only

FSB SOLUTIONS

Solutions | Market | **Model** | Advantage | Customers

- Solution licensed on a perpetual basis
  - Annual maintenance typically 21% to 24%
  - Pricing based on teller / call center seats volumes
- Mostly indirect sales

FSB SOLUTIONS



Solutions | Market | Model | **Advantage** | Customers

- Approximately 40,000 teller workstations
- OEM relationship with Core providers

FSB SOLUTIONS

Solutions | Market | Model | Advantage | **Customers**

- Resellers:
  - Fiserv/ITI
  - Fidelity/Miser
  - Open Solutions/Bisys
- Direct Customers
  - M&T Bank
  - Synovus
  - TCF Bank
  - Compass Bank
  - Zions Bank

2007 Financial Update



Q1 2007 vs. Q1 2006 Highlights

- 9% increase in revenue
- $4.0 million increase in EBITDA*

2007 Full Year Guidance

- Revenue $200 million - $206 million
- GAAP EPS $0.25 - $0.28

*We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation's May 8, 2007 press release which can be found on the Company's website at www.s1.com.



Financial Trends

millions



Estimated
$152 – $158
$50
$30
$10
$0
$40
$43
$47
$52
$50
$48
Revenue
($0.28)
($0.01)
($0.02)
$0.03
($0.17)
$0.05
$0.20 – $0.23
EPS(1)
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

(1) Fully diluted GAAP EPS from Continuing Operations

Q1 Segment Summary

- Enterprise
  - Revenues: $25.8 million
  - EBITDA*: $2.48 million

- Postilion
  - Revenues: $21.8 million
  - EBITDA*: $2.96 million

*We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation's May 8, 2007 press release which can be found on the Company's website at www.s1.com.

Summary



- Three brands that deliver:
  - banking and payments solutions
  - world-wide
- 1Q07 results
  - significant earnings growth
  - moderate revenue growth
- 2007 Guidance
  - Revenues: $200 - $206 million
  - GAAP EPS: $0.25 - $0.28
- Strong balance sheet (>$90M cash) – using cash to repurchase shares



S1 CORPORATION

SONE

www.S1.com

Enterprise

www.s1enterprise.com

Postilion

www.postilion.com

FSB SOLUTIONS

www.fsb-solutions.com